UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

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UNITED AIRLINES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2015, United Airlines, Inc. (the “Company”) and Wilmington Trust, National Association, as subordination agent and pass through trustee (the “Trustee”) under certain pass through trusts newly formed by the Company, entered into the Note Purchase Agreement, dated as of November 17, 2015 (the “Note Purchase Agreement”).  The Note Purchase Agreement provides for the issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $433,652,000 to finance 10 new Boeing aircraft delivered to United between August 2015 and December 2015 (collectively, the “Aircraft”).

Pursuant to the Note Purchase Agreement, on November 17, 2015, the Trustee purchased Equipment Notes issued under a trust indenture and mortgage (each, an “Indenture” and, collectively, the “Indentures”) with respect to each Aircraft entered into by the Company and Wilmington Trust, National Association, as mortgagee.  Each Indenture provides for the issuance of Equipment Notes in two series:  Series AA, bearing interest at the rate of 3.45% per annum, and Series A, bearing interest at the rate of 3.70% per annum, in aggregate principal amounts equal to $333,652,000 and $100,000,000, respectively.  The Equipment Notes were purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2015-1AA, and Pass Through Certificates, Series 2015-1A (collectively, the “Certificates” and each series of the Certificates, a “Class”) issued by two pass through trusts newly-formed by the Company to facilitate the financing of the Aircraft.

As of November 17, 2015, nine of the Aircraft had been delivered to the Company and were pledged as collateral for the Equipment Notes.  The remaining Boeing 787-9 Aircraft to be financed pursuant to the Note Purchase Agreement is scheduled for delivery to the Company in November 2015.  The Equipment Notes relating to such remaining Aircraft have been secured initially by the cash used to purchase such Equipment Notes and by a letter of credit in an amount sufficient to repay such Equipment Notes as described below.  If such remaining Aircraft is delivered by The Boeing Company to the Company on or before December 17, 2015, the Company will pledge it as collateral for the related Equipment Notes and the cash and letter of credit initially securing such Equipment Notes will be released to the Company.  If such Aircraft is not pledged as collateral by December 17, 2015, on the next business day the Company will prepay the related Equipment Notes at their principal amount, without make-whole premium, plus accrued interest.

The interest on the Equipment Notes is payable semi-annually on each June 1 and December 1, beginning on June 1, 2016.  The principal payments on the Series AA Equipment Notes are scheduled on June 1 and December 1 of each year, beginning on December 1, 2016, with final payments scheduled for December 1, 2027.  The entire principal amount of the Series A Equipment Notes is scheduled for payment on December 1, 2022.  Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company.  Except as, and to the extent, otherwise provided herein, the Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-203630) (the “Registration Statement”).  The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.  For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated November 2, 2015 (the “Prospectus Supplement”), to the Prospectus, dated April 24, 2015, filed with the Securities and Exchange Commission on November 3, 2015 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.  The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement.  The Registration Statement and the final Prospectus Supplement, dated November 2, 2015, to the Prospectus, dated April 24, 2015, relate to the offering of the Certificates.

1.1
Underwriting Agreement, dated November 2, 2015, among the underwriters named therein, acting through their representatives Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC and United Airlines, Inc.

4.1
Trust Supplement No. 2015-1AA, dated as of November 17, 2015, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2
Trust Supplement No. 2015-1A, dated as of November 17, 2015, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3
Revolving Credit Agreement (2015-1AA), dated as of November 17, 2015, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Commonwealth Bank of Australia, New York Branch, as liquidity provider

4.4
Revolving Credit Agreement (2015-1A), dated as of November 17, 2015, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as liquidity provider

4.5
Intercreditor Agreement, dated as of November 17, 2015, among Wilmington Trust, National Association, as trustee, Commonwealth Bank of Australia, New York Branch, as Class AA liquidity provider, Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class A liquidity provider, and Wilmington Trust, National Association, as subordination agent and trustee

4.6
Note Purchase Agreement, dated as of November 17, 2015, among United Airlines, Inc., Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as subordination agent

4.7
Form of Participation Agreement (Delivered) (Participation Agreement between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee) (Exhibit A to Note Purchase Agreement)

4.8
Form of Participation Agreement (New Aircraft) (Participation Agreement between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee) (Exhibit B to Note Purchase Agreement)

4.9	Form of Indenture (Delivered) (Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee) (Exhibit C to Note Purchase Agreement)

4.10	Form of Indenture (New Aircraft) (Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee) (Exhibit D to Note Purchase Agreement)

4.11	Form of United Airlines Pass Through Certificate, Series 2015-1AA (included in Exhibit 4.1)

4.12	Form of United Airlines Pass Through Certificate, Series 2015-1A (included in Exhibit 4.2)

23.1	Consent of Aircraft Information Services, Inc., dated November 2, 2015

23.2	Consent of BK Associates, Inc., dated November 2, 2015

23.3	Consent of Morten Beyer & Agnew, Inc., dated November 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, United Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: November 20, 2015	By	/s/ Jennifer L. Kraft
Jennifer L. Kraft
Deputy General Counsel and Secretary

EXHIBIT INDEX

1.1
Underwriting Agreement, dated November 2, 2015, among the underwriters named therein, acting through their representatives Morgan Stanley & Co. LLC  and Credit Suisse Securities (USA) LLC and United Airlines, Inc.

4.1
Trust Supplement No. 2015-1AA, dated as of November 17, 2015, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2
Trust Supplement No. 2015-1A, dated as of November 17, 2015, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3
Revolving Credit Agreement (2015-1AA), dated as of November 17, 2015, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Commonwealth Bank of Australia, New York Branch, as liquidity provider

4.4
Revolving Credit Agreement (2015-1A), dated as of November 17, 2015, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as liquidity provider

4.5
Intercreditor Agreement, dated as of November 17, 2015, among Wilmington Trust, National Association, as trustee, Commonwealth Bank of Australia, New York Branch, as Class AA liquidity provider, Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class A liquidity provider, and Wilmington Trust, National Association, as subordination agent and trustee

4.6
Note Purchase Agreement, dated as of November 17, 2015, among United Airlines, Inc., Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as subordination agent

4.7
Form of Participation Agreement (Delivered) (Participation Agreement between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee) (Exhibit A to Note Purchase Agreement)

4.8
Form of Participation Agreement (New Aircraft) (Participation Agreement between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee) (Exhibit B to Note Purchase Agreement)

2

4.9	Form of Indenture (Delivered) (Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee) (Exhibit C to Note Purchase Agreement)

4.10	Form of Indenture (New Aircraft) (Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee) (Exhibit D to Note Purchase Agreement)

4.11	Form of United Airlines Pass Through Certificate, Series 2015-1AA (included in Exhibit 4.1)

4.12	Form of United Airlines Pass Through Certificate, Series 2015-1A (included in Exhibit 4.2)

23.1	Consent of Aircraft Information Services, Inc., dated November 2, 2015

23.2	Consent of BK Associates, Inc., dated November 2, 2015

23.3	Consent of Morten Beyer & Agnew, Inc., dated November 2, 2015